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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ENTROPIN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTROPIN, INC.
45926 Oasis Street
Indio, CA 92201
(760) 775-8333

May 2, 2002

Dear Shareholder:

        You are cordially invited to attend the 2002 annual meeting of shareholders of Entropin, Inc., on June 14, 2002 beginning at 9:00 a.m., Pacific Daylight Saving Time. The meeting will be held at Indian Wells Resort Hotel, 76661 Highway 111, Indian Wells, California 92210.

        The accompanying notice of meeting and proxy statement describe the matters to be considered and voted upon at the meeting. In addition to consideration of these matters, there will be a report to the shareholders on the affairs of our company and the shareholders will have an opportunity to discuss matters of interest regarding our company.

        It is important that your shares be represented, whether or not you plan to attend the meeting personally. To ensure that your vote will be received and counted, please promptly complete, date and return your proxy in the enclosed return envelope, whether or not you plan to attend the meeting in person.

        We look forward to seeing you at the annual meeting.

Sincerely,
/s/ HIGGINS D. BAILEY
Higgins D. Bailey Chairman of the Board

This proxy statement is dated May 2, 2002 and is first being furnished to our shareholders on or about May 7, 2002.

ENTROPIN, INC.
45926 Oasis Street
Indio, CA 92201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 14, 2002

May 2, 2002

To The Shareholders of Entropin, Inc.:

        NOTICE is hereby given that the Annual Meeting of Shareholders of Entropin, Inc., a Colorado corporation, will be held at Indian Wells Resort Hotel, 76661 Highway 111, Indian Wells, California 92210, on Friday, June 14, 2002 beginning at 9:00 a.m. Pacific Daylight Saving Time, to consider and take action on the following matters:

        1.    To elect three directors to three-year terms as required by the articles of incorporation;

        2.    To ratify the selection of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2002;

        3.    To approve the agreement and plan of merger, dated as of May 2, 2002, between us and Entropin, Inc., a Delaware corporation, which will effect our reincorporation in Delaware; and

        4.    To transact such other business as may properly come before the meeting or any adjournment of the meeting.

        The statement of the proposals of the board of directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in this document.

        The board of directors has fixed the close of business on April 26, 2002, as the record date for the determination of shareholders entitled to notice of the annual meeting and entitled to vote at this annual meeting and at any continuation, postponement or adjournment of the meeting.

By Order of the Board of Directors
/s/ HIGGINS D. BAILEY
Higgins D. Bailey Chairman of the Board

ENTROPIN, INC.
45926 Oasis Street
Indio, CA 92201

PROXY STATEMENT

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of Entropin, Inc., a Colorado corporation, for use at its annual meeting of shareholders to be held on Friday, June 14, 2002, beginning at 9:00 a.m., Pacific Daylight Saving Time, or at any continuation, postponement or adjournment of the meeting. Our annual meeting will be held at Indian Wells Resort Hotel, 76661 Highway 111, Indian Wells, California 92210.

REVOCABILITY OF PROXY

        If you execute and return the enclosed proxy card, it will be voted on the proposals as you indicate. You may revoke your proxy at any time prior to its use by notice in writing to our corporate secretary, by executing a later dated proxy and delivering it to us prior to the meeting or by voting in person at the meeting.

SOLICITATION

        We will pay the cost of preparing, assembling and mailing the notice of meeting, the proxy statement and the proxy card, miscellaneous costs with respect to the proxy materials and solicitation of the proxies. We also may use the services of our directors, officers and employees to solicit proxies, personally or by telephone and telegraph, but at no additional salary or compensation. We intend to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold such shares and request authority for the execution of the proxies. We will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

        Shareholders of record at the close of business on April 26, 2002 will be entitled to vote on all matters. On the record date, 9,863,920 shares of our common stock were outstanding. You are entitled to one vote per share. We have no classes of voting securities outstanding other than our common stock. One-third of the issued and outstanding shares of all classes of voting securities entitled to vote, represented in person or by proxy, constitutes a quorum at any meeting of our shareholders. Broker non-votes and abstentions will be counted for purposes of determining a quorum; however, they will not be counted as votes cast. Broker non-votes and abstentions will not have any effect on the proposals to elect directors or ratify our board of directors' selection of accountants, but will have the effect of a vote against the proposal to reincorporate in Delaware.

        The following table sets forth information about the holdings of our common stock by (1) each person who, as of April 1, 2002 holds of record or is known by us to hold beneficially or of record, more than 5% of our common stock, (2) each of our executive officers and directors, and (3) all of our officers and directors as a group. The address of each person is our address, 45926 Oasis Street, Indio, California 92201. The beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock issuable on exercise of currently exercisable or convertible securities or securities exercisable or convertible within 60 days after the record date are deemed beneficially owned and outstanding for computing the percentage owned by the person holding such securities, but are not considered outstanding for computing the percentage of any other person.

Name of Beneficial Owners	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Higgins D. Bailey	1,657,150	(1)	13.86
Wilson S. Benjamin	93,334	(2)	0.78
Randall L. Carpenter	21,334	(3)	0.18
Joseph R. Ianelli	80,834	(4)	0.68
Patricia G. Kriss	37,675	(5)	0.32
Paul V. Maier	26,003	(3)	0.22
Bruce R. Manning	16,667	(4)	0.14
Dennis K. Metzler	10,000	(6)	0.08
Thomas G. Tachovsky	109,200	(7)	0.91
Thomas T. Anderson	1,349,693		11.29
Donald Hunter	642,758	(8)	5.37
James E. Wynn	511,085	(9)	4.27
All current directors and executive officers as a group (9 persons)	2,052,197		17.16

(1)
Includes 1,289,093 shares owned in joint tenancy with Shirley A. Bailey, the spouse of Dr. Bailey, and 345,834 shares that are issuable upon exercise of stock options.

(2)
Includes 50,000 shares owned indirectly by ATO Ram 2, Ltd. of which Mr. Benjamin is partner and 43,334 shares that are issuable upon exercise of stock options.

(3)
Includes 20,000 shares issuable upon exercise of stock options.

(4)
Represents shares issuable upon exercise of stock options.

(5)
Includes 1,300 shares held by Ms. Kriss, 800 shares held in the Ronald F. Kriss IRA, 1,075 shares owned jointly by Ronald F. Kriss and Patricia G. Kriss, and 34,500 shares issuable upon exercise of stock options. Does not include 95,000 shares issuable upon exercise of stock options which are not vested. Ronald F. Kriss is the husband of Ms. Kriss.

(6)
Includes 5,000 shares issuable upon exercise of stock options.

(7)
Includes 103,200 shares issuable upon exercise of stock options. Does not include 400,000 shares issuable upon exercise of stock options which are not vested.

(8)
Information is based upon public documents. Includes 43,900 shares are held in the name of Deloras Decker Hunter, trustee of the Deloras Decker Hunter Generation Skipping Trust and 80,000 held directly by Mr. Hunter. Deloras Decker Hunter is the spouse of Mr. Hunter and Mr. Hunter may be deemed to have voting control over these 43,900 shares. Also includes 457,500 shares that are issuable upon exercise of stock options.

(9)
Information is based upon public documents and information provided to the Company prior to Dr. Wynn's resignation. Of these shares, 401,085 shares are owned in joint tenancy with Joyce Wynn, the spouse of Dr. Wynn, 45,000 shares are held solely by Joyce Wynn, and 65,000 shares are issuable upon exercise of stock options.

PROPOSAL 1

ELECTION OF DIRECTORS

        Three directors will be elected at the annual meeting. Our board of directors is divided into three classes with staggered terms of office. The Class II directors to be elected are Wilson S. Benjamin, Joseph R. Ianelli and Bruce R. Manning. The Class II directors will serve until the date of our 2005 annual meeting of shareholders. At each annual meeting, directors will be elected to succeed those directors whose terms then expire, and each person so elected will serve for a three-year term. The Class III directors, Higgins D. Bailey, Dennis K. Metzler and Thomas G. Tachovsky will continue to serve until our 2003 annual meeting of shareholders; the existing Class I directors, Paul V. Maier and Randall L. Carpenter will continue to serve until our 2004 annual meeting of shareholders. Bruce R. Manning was appointed by our board of directors to fill a vacancy and serves as a Class II director. Dennis K. Metzler was appointed by our board of directors to expand the total number of directors and serves as a Class III director.

        Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at our annual meeting. You do not have the right to cumulate votes in the election of directors. If, prior to the annual meeting, any nominee should become unavailable for election, an event which currently is not anticipated by our board of directors, the proxies will be voted for the election of the substitute nominee or nominees as the board of directors may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

        Set forth below is biographical information for all of the individuals who have been directors since the 2001 annual meeting of our shareholders and for each person nominated.

        Higgins D. Bailey, Ed.D. joined us as an officer and director in July 1992 and is currently our Chairman of the Board. From July 1995 to December 1996, Dr. Bailey was President and Chief Executive Officer for the Pharmaceutical Educational and Development Foundation at the Medical University of South Carolina, Charleston, South Carolina, which formulates and manufactures pharmaceutical products. Since 1991, he has served as the business manager for Thomas T. Anderson Law Firm, Indio, California. Thomas T. Anderson is one of our principal Shareholders. Dr. Bailey received a B.A. degree in biology from Eastern Washington University, a M.S. degree in program planning and personnel and an Ed.D. degree in administration and management from the University of California, Berkeley, California.

        Wilson S. Benjamin joined us as a director in February 2000. Since 1992 he has been the President and Chief Executive Officer of Al Fawaris Co. where he is responsible for Al Fawaris' investments and participation in the management of certain of its portfolio companies. Since 1992 he has also served as the Chairman of the Board of Directors and Chief Executive Officer of ATO Ram 2 Ltd. where he is responsible for managing ATO's operations and its investments in public and private companies in the United States, Europe and the Persian Gulf States. Since 1999, he has been the Chairman of the Board of Directors of Arab Commercial TV Co., a cable television broadcasting company. Mr. Benjamin received a B.A. in business administration from Al Hikma University in Baghdad, Iraq.

        Randall L. Carpenter, M.D joined us as a director in January 2001. From 1998 though 2000, Dr. Carpenter served as Vice President, Clinical Research & Development for Adolor Corporation and was the Director, 1998, and Associate Director, 1997 of Astra USA, Westboro, Massachusetts and Astra Pain Control, Sodertalje, Sweden. He has also served as an adjunct Associate Professor in the Department of Anesthesiology at Duke University Medical Center since 1998. From 1994 to 1997, he was an Associate Professor in the Department of Anesthesia at the Bowman Gray School of Medicine of Wake Forest University. Dr. Carpenter received a B.S. degree in Microbiology from the University of Michigan and a M.D. degree from the University of Michigan Medical School.

        Joseph R. Ianelli joined us as a director in February 2000. From 1999 through 2000 he was the President and Chief Executive Officer of PharmaConnect, Inc. responsible for design and development of an internet website for physicians. From 1999 through 2000, he also served as the President and Chief Executive Officer of Renaissance Pharmaceuticals, Inc. a development stage company involved in drug delivery technologies. From 1983 to January 1999, he served as the Senior Vice President of Business Development for Astra U.S.A., Inc. where he was responsible for acquisitions and licensing. At Astra, he served on the Executive Committee and was a member of the Management Advisory Board. Mr. Ianelli received a B.A. in Biology from Marist College, a M.A. in Biology from the State University of New York and an M.B.A. from Iona College.

        Paul V. Maier joined us as a director in July 2000. Since 1992 he has been the Senior Vice President and Chief Financial Officer of Ligand Pharmaceuticals, Inc. and has been a director and Chief Executive Officer of several of its subsidiaries. Mr. Maier has also been a Director, Vice Chairman and Treasurer of The Wellness Community in San Diego, California since 1993. Mr. Maier received a B.S. in Business Logistics from Pennsylvania State University and an M.B.A. from Harvard University.

        Bruce R. Manning joined us as a director in July 2001. Mr. Manning is the president of New England Biomedical Research, Inc. (NEBR), a consulting firm organized to provide regulatory affairs and product development services to the pharmaceutical, medical device and biotechnology industries. Prior to founding NEBR in 1990, he was vice president of regulatory affairs and product development for Astra Pharmaceutical Products. During his 20-year career with Astra, he was part of teams responsible for development and obtaining regulatory approval for over 150 medical products. Mr. Manning's extensive experience with the FDA began early in his career when he was employed by the agency as a reviewer. He is a registered pharmacist with a B.S. in Pharmacy from the Massachusetts College of Pharmacy in Boston.

        Dennis K. Metzler joined us as a director in January 2002. Mr. Metzler is an attorney and entrepreneur with over 30 years of business experience. He is currently President of Metzler Enterprises, Inc., based in Fresno, California, and is involved in real estate development and various investment activities. Previously Mr. Metzler was Chief Executive Officer and co-owner of his family's diversified and integrated farming business, H.P. Metzler & Sons, based in Fresno, California. Earlier, Mr. Metzler practiced law in Los Angeles for twelve years with the law firm of Shutan and Trost (now Sidley, Austin, Brown & Wood). He received his J.D. from University of Southern California Law School.

        Thomas G. Tachovsky, Ph.D. joined us as a director, President and Chief Executive Officer in November 1999. Since June 1997, he has held a series of interim senior management positions in development stage bio-pharmaceutical companies including Redox Pharmaceuticals Corporation, Novavax, Inc. and Paracelsian, Inc. From June 1995 to November 1997, he was a director and executive vice-president of Protyde Pharmaceuticals, Inc. From June 1991 to February 1998, he was general partner of MATCO & Associates, a bio-pharmaceutical industry consulting firm for corporate partnering, technology assessment and market valuation. He has held business development positions with Cytogen Corporation and Creative Biomolecules and was a research and development manager with Johnson & Johnson. Dr. Tachovsky received a B.S. degree in biology from Gonzaga University; a M.S. degree in management from Lesley College; and a Ph.D degree in microbiology from the University of Rochester School of Medicine.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR WILSON S. BENJAMIN, JOSEPH R. IANELLI AND BRUCE R. MANNING, AS CLASS II DIRECTORS.

        It is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby in favor of election of the proposed directors unless otherwise instructed in the proxy card.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table lists the names, ages and positions of our executive officers and directors:

Name	Age	Position
Thomas G. Tachovsky	55	President, Chief Executive Officer and Director
Higgins D. Bailey	72	Chairman of the Board
Patricia G. Kriss	51	Chief Financial Officer, Vice President—Finance & Administration, Secretary and Treasurer
Wilson S. Benjamin	58	Director
Paul V. Maier	54	Director
Randall L. Carpenter	49	Director
Joseph R. Ianelli	63	Director
Bruce R. Manning	59	Director
Dennis K. Metzler	62	Director

        Biographical information for all of the members of our board of directors was provided above. Patricia G. Kriss is our only executive officer who is not a member of our board of directors.

        Patricia G. Kriss joined us in January 2000 from Kendall-Jackson Winery, where she was employed since 1995, serving initially as Director of Finance and since 1997, as Corporate Treasurer. From 1984 to 1994, she was employed by Bay View Federal Bank where she held a number of increasingly responsible management positions, ultimately becoming Senior Vice President of Finance. Earlier in her career, Ms. Kriss served as Chief Financial Officer of Atlantex Industries, a manufacturing, sales, and distribution company, and Vice President of Harris, Bretall & McEldowney, Inc. an investment management firm located in San Francisco. Ms. Kriss received a B.S in Business from the University of Missouri and M.B.A. degree in finance from the College of Notre Dame.

        All members of our board of directors hold office until the election and qualification of their successors, or until death, resignation or removal. Wilson S. Benjamin, Randall L. Carpenter, Joseph R. Ianelli, Paul V. Maier, Bruce R. Manning and Dennis K. Metzler are independent directors. Officers serve at the discretion of the our board of directors.

SUMMARY COMPENSATION TABLE

        The following table provides certain summary information concerning compensation paid to our executive officers for the calendar years 1999, 2000 and 2001.

				Long-term Compensation Awards
	Annual Compensation
Name and Position				Restricted Stock Awards	Options & SARs	Other Compensation
	Year	Salary($)	Bonus($)
Thomas G. Tachovsky, President and CEO Since 11/99(1)	2001	$220,000	-0-	-0-	123,200	-0-
Patricia G. Kriss, Chief Financial Officer, Vice President of Finance & Administration, Secretary and Treasurer since 6/00(2)	2001	$137,500	-0-	-0-	109,500	-0-
Thomas G. Tachovsky, President and CEO since 11/99(1)	2000	$200,000	-0-	-0-	-0-	-0-
Patricia G. Kriss, Treasurer from 1/00 to 6/00 Chief Financial Officer, Vice President of Finance & Administration, Secretary and Treasurer since 6/00(2)	2000	$100,000	-0-	-0-	20,000	-0-
Thomas G. Tachovsky, President and CEO since 11/99(1)	1999	22,051	-0-	-0-	380,000	-0-
Donald Hunter, CEO from 5/99 to 11/99(3)	1999	-0-	-0-	-0-	277,500	-0-

(1)
Dr. Tachovsky received options to purchase 400,000 shares of our common stock at $5.00 per share of which 100,000 shares became exercisable upon completion of the Phase IIIA trial and submission of the trial results to the FDA; 150,000 shares become exercisable upon submission of the NDA, and 150,000 shares upon approval of the NDA. Dr. Tachovsky subsequently assigned 20,000 of these options to Patricia G. Kriss, our Chief Financial Officer. The options expire five years from the date they become exercisable. During 2001, Dr. Tachovsky was granted options to purchase 100,000 shares of our common stock at $2.05 per share exercisable upon the completion of the Phase II/III trial and submission of the trial results to the FDA. Dr. Tachovsky was also granted options to purchase 23,200 shares of our common stock at $1.00 per share as a performance bonus for the year ended December 31, 2000. The options expire five years from the date they become exercisable.

(2)
Ms. Kriss was granted 20,000 shares as assigned by Dr. Tachovsky, all of which vested upon the completion of the Phase IIIA clinical trial and the submission of the trial results to the FDA. During 2001, Ms. Kriss was granted options to purchase 95,000 shares of our common stock at $2.05 per share exercisable upon the completion of the Phase II/III trial and submission of the trial results to the FDA. Ms. Kriss was also granted options to purchase 14,500 shares of our common stock at $1.00 per share as a performance bonus for the year ended December 31, 2000. The options expire five years from the date they become exercisable.

(3)
Mr. Hunter received options to purchase 217,500 shares of our common stock at $4.00 per share, exercisable for five years from date of grant, as compensation for services performed for us during the period of July 1, 1998 through November 30, 1999. In August 1999, we also granted Mr. Hunter options to purchase 120,000 shares of our Common Stock, exercisable at $4.00 per share for a period of five years, as a bonus for services rendered. In February 1998, Mr. Hunter was granted an option to purchase 60,000 shares of our common stock, exercisable at $3.00 per share for a period of ten years, for services rendered in 1998.

Options Granted to Directors and Executive Management

        In 2001, our directors were granted a total of 206,669 options to purchase our common stock exercisable at prices from $1.00 to $2.00 per share for a period of five years. The options were fully vested as of April 1, 2002.

        In 2001, our executive officers were granted a total of 232,700 options to purchase our common stock. Options to purchase 37,700 shares of our common stock represent performance bonuses and are exercisable at $1.00 per share for a period of five years. The remaining options to purchase 195,000 shares of our common stock, subject to vesting on performance standards being met, are exercisable at $2.05 per share for a period of five years after vesting.

        The following table sets forth certain information regarding grants of stock options to our directors and executive officers during 2001. The fair value of each option grant was estimated on the date of the grant using the Black-Scholes option pricing model with the following assumptions: dividend yield of 0%, expected volatility of approximately 100%, risk-free interest rate of 1.50%-3.25%, and an expected life of two to four years. None of the following options have been exercised.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Directors & Executives	Exercise Price($)	Grant Date	Grant Date Present Value
Higgins D. Bailey	23,334	5.31	$2.00	6/01	$35,000
Higgins D. Bailey	40,000	9.10	$1.00	6/01	$40,000
Wilson S. Benjamin	23,334	5.31	$2.00	6/01	$35,000
Randall L. Carpenter	20,000	4.55	$2.00	6/01	$15,000
Joseph R. Ianelli	23,334	5.31	$2.00	6/01	$35,000
Joseph R. Ianelli	30,000	6.83	$1.00	6/01	$30,000
Patricia G. Kriss	95,000	21.62	$2.05	6/01	$110,000
Patricia G. Kriss	14,500	3.30	$1.00	6/01	$20,000
Paul V. Maier	20,000	4.55	$2.00	6/01	$15,000
Bruce R. Manning	16,667	3.79	$2.00	6/01	$15,000
Dennis K. Metzler	5,000	1.14	$2.00	12/01	$5,000
Thomas G. Tachovsky	100,000	22.76	$2.05	6/01	$95,000
Thomas G. Tachovsky	23,200	5.28	$1.00	6/01	$30,000

Director Compensation

        Our directors, with the exception of Dr. Tachovsky, receive $1,000 for each meeting of our board of directors attended in person, $500 for participation in each meeting of our board of directors by telephonic conference and $500 for participation, in person or by telephonic conference, in each committee meeting, and they are reimbursed for out-of-pocket expenses in attending meetings of our board of directors or its committees. In 2001, each director in service prior to March 14, 2000 received options to purchase 20,000 shares of our common stock for each year of service as a director. Pursuant to the requirements of blue sky laws in several states in connection with our March 2000 secondary public offering, we were not able to grant additional options to directors appointed between March 14, 2000 and March 14, 2001. Therefore, in lieu of director's options, Paul V. Maier and Randall L. Carpenter each accrued 667 shares of our common stock for each month of service as directors between January 1, 2001 and March 14, 2001. After March 14, 2001, Paul V. Maier and Randall L. Carpenter received options to purchase 15,000 shares of our common stock for the remainder of 2001.

Executive Employment Agreements

        We entered into an employment agreement with Dr. Tachovsky on December 1, 1999, under which Dr. Tachovsky serves as our president and chief executive officer. Dr. Tachovsky was granted options in conjunction with his employment agreement to purchase up to 400,000 shares of our common stock at a purchase price of $5.00 per share. Of those shares, 100,000 shares vest upon the completion of the Phase IIIA Clinical Trial and a report submission to the FDA, and 150,000 shares vest upon the completion of the Phase IIIB Clinical Trial and when a new drug application is submitted to the Food and Drug Administration, and 150,000 shares vest upon approval of the new drug application. Dr. Tachovsky assigned options to purchase 20,000 shares of our common stock to Patricia G. Kriss, our chief financial officer. In the event of a change of control, merger or consolidation, all unvested options become fully vested at the effective date of the merger, consolidation or change of control. Dr. Tachovsky's employment agreement may be terminated by either party at any time, with or without cause, by providing written notice and is not for any specific period of time. In the event of termination of the employment agreement, all non-vested options will also terminate.

Meetings and Committees of the Board of Directors

        Our board of directors held a total of six meetings during the fiscal year ended December 31, 2001. Each incumbent director attended at least 75% of the meetings of our board of directors while he was director.

        We have five standing committees: the executive committee, the audit committee and the compensation & benefits committee, the scientific committee and the legal & insurance committee.

Executive Committee

        Our executive committee was formed to attend to and report to our board of directors on day-to-day operating, financial, regulatory and other matters. The committee consists of Higgins D. Bailey, Joseph R. Ianelli and Thomas G. Tachovsky. The duties of the executive committee members are in addition to their duties as members of our board of directors.

Audit Committee

        Our audit committee was formed in March 2000 pursuant to the audit committee charter which was included with our 2000 proxy statement. Our audit committee attends to and reports to our board of directors with respect to matters regarding our independent public accountants, including, without limitation: annual review of its charter; recommending the firm to be engaged as our independent public accountants for the next fiscal year; reviewing with our independent public accountants the scope and results of its audit and any related management letter; consulting with our independent public accountants and our management with regard to our accounting methods and adequacy of our internal accounting controls; approving the professional services rendered by our independent public accountants; reviewing the independence, management consulting services and fees of our independent public accountants; inquiring about significant risks or exposures and methods to minimize such risk; ensuring effective use of audit resources, and preparing and supervising the Securities and Exchange Commission reporting requirements as set forth in the section entitled "Report of the Audit Committee." Our audit committee currently consists of Paul V. Maier, Wilson S. Benjamin and Joseph R. Ianelli, who are all independent directors. Our audit committee is required to meet at least four times in each fiscal year.

Compensation & Benefits Committee

        Our compensation & benefits committee was formed to attend to and report to our board of directors with respect to the appropriate compensation of our directors and executive officers and is responsible for administering all of our employee benefit plans. The Compensation Committee currently consists of Joseph R. Ianelli, Wilson S. Benjamin and Thomas G. Tachovsky.

Scientific Committee

        The scientific committee was formed by the board of directors to attend to and report to the board of directors with respect to clinical trials and scientific issues. The scientific committee currently consists of Thomas G. Tachovsky, Randall L. Carpenter and Bruce R. Manning.

Legal & Insurance Committee

        The legal & insurance committee was formed to attend to and report to the board of directors with respect to legal matters such as contracts and other legal matters and to assist management with respect to insurance coverage, including directors and officers liability insurance. The legal and insurance committee currently consists of Dennis K. Metzler, Joseph R. Ianelli and Paul V. Maier.

RELATED PARTY AND OTHER MATERIAL TRANSACTIONS

        We sublease approximately 800 square feet of office space from Thomas T. Anderson, one of our principal shareholders. The rent on the sublease is $800 per month. We believe this is a competitive lease rate for similar real estate in the area where the office is located.

        In January 1998, we granted James E. Wynn, Ph.D. who at that time and until May 2001 was one of our directors, a non-exclusive right for five years to develop both improved products and new products from our proprietary and confidential information. Improved products are those that contain the same active ingredients as Esterom® solution, but that are formulated differently. New products are those which are developed from cocaine or a derivative and are separately patentable. We will have all rights to the improved and new products. Dr. Wynn will receive a two percent royalty on the net commercial sales of any improved products he develops. The royalty percentage on any new products he develops is to be determined through negotiation. If agreement is not reached, the royalty is to be determined by an arbitrator with pharmaceutical industry experience. We are currently in arbitration with Dr. Wynn regarding this contract.

        At the time of these transactions we did not have any independent directors. However, these transactions were believed to be as favorable as could have been obtained from any third party and were approved by our directors who did not have an interest in the transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our directors, executive officers and persons who own more than 10% of our common stock complied with their reporting obligations under Section 16(a) of the Exchange Act of 1934 during the last fiscal year.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        Our board of directors has selected Deloitte & Touche LLP to serve as our independent accountants for the fiscal year ending December 31, 2002. That firm has audited our financial statements since December 11, 2000. Our board of directors considers Deloitte & Touche LLP to be well qualified. Although it is not required to do so, our board of directors is submitting its selection of our independent accountants for ratification at the annual meeting in order to ascertain the views of shareholders regarding our selection. If the selection is not ratified, our board of directors will reconsider its selection.

Audit Fees

        The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of our financial statements included in our Quarterly Reports on Form 10-QSB for that fiscal year were $59,200.

Financial Information Systems Design and Implementation Fees

        Deloitte & Touche did not render any services for us in 2001 for financial information systems design and implementation.

All Other Fees

        The aggregate fees billed by Deloitte & Touche for services rendered during 2001, other than the services described above under "Audit Fees," were $2,650. These fees consisted primarily of services performed in connection with tax preparation and tax advisory services.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE, LLP TO AUDIT OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

        It is the intention of the persons named in the accompanying form of proxy card to vote the shares represented thereby in favor of such ratification unless otherwise instructed in the proxy card.

        A representative of Deloitte & Touche LLP will be present at the meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

FINANCIAL STATEMENTS AND INFORMATION

        Our financial statements for the fiscal year ended December 31, 2001 were included in the our Form 10-KSB filed with the Securities and Exchange Commission on March 15, 2002. A copy of the Form 10-KSB is available on the Securities and Exchange Commission's Website at www.sec.gov and is also available upon request at our offices by writing to Entropin, Inc. 45926 Oasis Street, Indio, CA 92201, Attn: Patricia G. Kriss, Chief Financial Officer or calling her at (760) 775-8333.

REPORT OF THE AUDIT COMMITTEE

        Our audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under our audit committee's charter. To carry out its responsibilities, the audit committee met five times during fiscal year 2001.

        In overseeing the preparation of our financial statements, our audit committee has discussed, with both our management and our outside auditors, our financial statements prior to their issuance and discussed significant accounting issues. Our management advised our audit committee that all our financial statements were prepared in accordance with generally accepted accounting principles, and our audit committee discussed the statements with both our management and our outside auditors. Our audit committee's review included discussion with our outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). With respect to our outside auditors, our audit committee has discussed with the auditors the auditors' independence and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board. Our audit committee has also considered whether the provision of services by Deloitte & Touche LLP that are not related to the audit of our financial statements, including without limitation the provision of other non-audit services, is compatible with maintaining independence.

        Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors that our financial statements for the fiscal year ended December 31, 2001 be included in our Annual Report on Form 10-KSB, for filing with the Securities and Exchange Commission. Our management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing our financial statements. The members of our audit committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of our audit committee rely, without independent verification, on the information provided to them and on the representations made by our management and our independent auditors.

Submitted by the audit committee:

Paul V. Maier (Chairman)
Wilson S. Benjamin
Joseph R. Ianelli

        The foregoing report of our audit committee will not be incorporated by reference in any previous or future documents we file with the Securities and Exchange Commission under the Securities Act or the Securities Exchange Act, except to the extent that we specifically incorporate this report by reference in any such document.

PROPOSAL 3

APPROVAL OF REINCORPORATION IN DELAWARE

        Our board of directors has recommended that our state of incorporation be changed from Colorado to Delaware. Reincorporation in Delaware will not result in any change in our business, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of the corporate laws of Delaware.

        Our board of directors believes that the reincorporation will provide greater flexibility for both our management and our business.

        Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

        In order to effect our reincorporation in Delaware, we will be merged into a newly formed, wholly owned subsidiary of ours incorporated in Delaware. Prior to the merger, our Delaware subsidiary will not have engaged in any activities except in connection with the reincorporation. The mailing address of our Delaware subsidiary's principal executive offices and its telephone number are the same as ours. As part of its approval and recommendation of our reincorporation in Delaware, our board of directors has approved, and recommends that you vote for the approval of a merger agreement pursuant to which we will be merged with and into our Delaware subsidiary. The full texts of the merger agreement and the certificate of incorporation and bylaws of our Delaware subsidiary are attached as Annex A, Annex B and Annex C, respectively. The discussion contained in this proxy statement is qualified in its entirety by reference to those documents. We urge you to carefully read each of those documents in their entirety because they are the only documents that spell out the legal rights related to the reincorporation.

        In the following discussion of the proposed reincorporation, the term "Entropin-CO" refers to us as currently organized as a Colorado corporation; the term "Entropin-DE" refers to our new wholly owned Delaware subsidiary that will be the surviving corporation after the completion of the reincorporation; and the terms "we," "our" and "us" includes either or both, as the context may require without regard to the state of incorporation.

        Upon shareholder approval of the reincorporation and upon acceptance for filing of the appropriate merger documents by the Secretary of State of the State of Delaware and the Secretary of State of the State of Colorado, Entropin-CO will be merged with and into Entropin-DE pursuant to the merger agreement, resulting in a change in our state of incorporation. We will then be subject to the Delaware General Corporation Law and the certificate of incorporation and bylaws attached to this document. At the effective time of the reincorporation, each outstanding share of common stock of Entropin-CO automatically will be converted into one share of common stock of Entropin-DE. Outstanding options and warrants to purchase shares of common stock of Entropin-CO will be converted into options and warrants to purchase the same number of shares of the common stock of Entropin-DE.

        It will not be necessary for you to exchange your existing stock certificates for certificates of Entropin-DE. Outstanding stock certificates should not be destroyed or sent to us.

COMPARISION OF RIGHTS OF ENTROPIN-CO SHAREHOLDERS
AND ENTROPIN-DE STOCKHOLDERS

        We are a Colorado corporation and the Colorado Business Corporation Act and our amended and restated articles of incorporation and our amended and restated bylaws govern the rights of our shareholders. Entropin-DE is a Delaware corporation and the rights of it stockholders are governed by the Delaware General Corporation Law and the certificate of incorporation and bylaws of Entropin-DE. Any differences in the rights of holders of Entropin-CO common stock and Entropin-DE common stock arise from differences between:

  •
  Colorado and Delaware law;

  •
  our amended and restated articles of incorporation and Entropin-DE's certificate of incorporation; and

  •
  our amended and restated bylaws and Entropin-DE's bylaws.

        Upon completion of the reincorporation, holders of our common stock will become holders of Entropin-DE's common stock and your rights will be governed by Delaware law, Entropin-DE's certificate of incorporation and bylaws.

        This section does not include a complete description of all differences between the rights of our shareholders and the stockholders of Entropin-DE, nor does it include a complete description of the rights of our shareholders or the stockholders of Entropin-DE. In addition, the identification of some of the differences as material is not intended to indicate that other differences that are equally important do not exist. You are urged to read carefully the relevant provisions of Colorado and Delaware law, as well as our amended and restated articles of incorporation and our amended and restated bylaws and Entropin-DE's certificate of incorporation and bylaws. The following table summarizes the differences.

Rights	Entropin-CO	Entropin-DE
Capitalization	The authorized capital stock of Entropin-CO consists of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which 3,210,487 are designated Series A preferred stock and 400,000 are designated Series B preferred stock. There were 9,863,920 shares of common stock, 3,210,487 shares of Series A Preferred Stock, and 168,500 shares of Series B Preferred Stock issued and outstanding at the close of business on May 2, 2002.	The authorized capital stock of Entropin-DE consists of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which 3,210,487 shares are designated Series A preferred stock and 400,000 are designated Series B preferred stock. There was 1 share of common stock and no shares of preferred stock issued and outstanding at the close of business on May 2, 2002.
Voting rights	Each share of common stock has one vote. The Series A preferred stock and Series B preferred stock have no voting rights, except as required by law. There is no cumulative voting.	Each share of common stock has one vote. The Series A preferred stock and Series B preferred stock have no voting rights, except as required by law. There is no cumulative voting.
	The remainder of the preferred stock will have such rights as determined by the board of directors.	The remainder of the preferred stock will have such rights as determined by the board of directors.
Series A preferred stock	Annual dividends of 8% of $1.00 will accrue on each share of Series A preferred stock. The dividend is noncumulative.	Annual dividends of 8% of $1.00 will accrue on each share of Series A preferred stock. The dividend is noncumulative.
	The outstanding shares of Series A preferred stock will be mandatorily redeemed each year prior to January 16, 2005 as follows:	The outstanding shares of Series A preferred stock will be mandatorily redeemed each year prior to January 16, 2005 as follows:

•
	The board of directors will designate an amount of available funds, if any, to be paid for the redemption of Series A preferred stock. The available funds are an amount equal to more than 20% but less than 50% of our earnings.	•
The board of directors will designate an amount of available funds, if any, to be paid for the redemption of Series A preferred stock. The available funds are an amount equal to more than 20% but less than 50% of our earnings.
	• The redemption price of the Series A preferred stock will be $1.00 per share.	• The redemption price of the Series A preferred stock will be $1.00 per share.
	We may redeem all outstanding shares of Series A preferred stock at any time at our election for $1.00 per share.	We may redeem all outstanding shares of Series A preferred stock at any time at our election for $1.00 per share.
	Any shares of Series A preferred stock that are outstanding as of January 16, 2005 will be automatically canceled.	Any shares of Series A preferred stock that are outstanding as of January 16, 2005 will be automatically canceled.
	If we liquidate prior to January 16, 2005, the holders of Series A preferred stock are entitled to $1.00 per share prior to any distribution to holders of common stock and Series B preferred stock.	If we liquidate prior to January 16, 2005, the holders of Series A preferred stock are entitled to $1.00 per share prior to any distribution to holders of common stock and Series B preferred stock.
Series B preferred stock	Annual dividends of $0.50 per share will accrue on each share of Series B preferred stock. The dividends are payable annually in either cash or common stock. The dividends are cumulative.	Annual dividends of $0.50 per share will accrue on each share of Series B preferred stock. The dividends are payable annually in either cash or common stock. The dividends are cumulative.
	Series B preferred stock is convertible at any time at the option of the holder into a number of shares of common stock equal to $5.00 plus accrued and unpaid dividends divided by $5.00.	Series B preferred stock is convertible at any time at the option of the holder into a number of shares of common stock equal to $5.00 plus accrued and unpaid dividends divided by $5.00.
	As of July 15, 2003 all issued and outstanding shares of Series B preferred stock must be redeemed at $5.00 per share plus accrued and unpaid dividends.	As of July 15, 2003 all issued and outstanding shares of Series B preferred stock must be redeemed at $5.00 per share plus accrued and unpaid dividends.
	We may redeem all outstanding shares of Series B preferred stock at any time at our election for $5.00 per share plus accrued and unpaid dividends.	We may redeem all outstanding shares of Series B preferred stock at any time at our election for $5.00 per share plus accrued and unpaid dividends.
	Any shares of Series B preferred stock that are outstanding as of July 15, 2003 will be automatically canceled.	Any shares of Series B preferred stock that are outstanding as of July 15, 2003 will be automatically canceled.
	If we liquidate prior to July 15, 2003, the holders of Series B preferred stock are entitled to $5.00 per share prior to any distribution to holders of common stock.	If we liquidate prior to July 15, 2003, the holders of Series B preferred stock are entitled to $5.00 per share prior to any distribution to holders of common stock.
Warrants	We have issued 2,000,000 warrants to purchase 2,000,000 shares of common stock. The warrants are exercisable at $10.50 per share and expire on March 14, 2005.	There are no warrants outstanding, but upon the merger all Entropin-CO warrants will become exercisable for shares of Entropin-DE common stock.

The warrants are exercisable at any time if not redeemed.
We may redeem at any time after March 14, 2001 at $0.25 per share if the closing bid price of the common stock on each of the 10 consecutive trading days preceding the notice of redemption is greater than or equal to $17.25. Such redemption requires 30 days prior written notice, during which time holders may elect to exercise the warrants, sell the warrants or allow the warrants to be redeemed.

Number and election of directors
The bylaws provide that the number of directors is between 3 and 12 with the exact number fixed by the board of directors. There are currently eight members, divided into three classes with only one class of directors standing for election each year.
The bylaws provide that the number of directors is fixed by the board of directors, but an increase of more than one must be approved by two-thirds of (a) each class of directors or (b) two-thirds stockholder vote.
There are currently eight members, divided into three classes with only one class of directors standing for election each year.
	A vote of a majority of shareholders can change the board classification and size provisions of the certificate of incorporation and bylaws.	A vote of two-thirds of stockholders can change the board classification and size provisions of the certificate of incorporation and bylaws.
Vacancies on the board of directors	The bylaws provide that vacancies are filled by a majority of remaining directors.	The bylaws provide that vacancies are filled by a majority of remaining directors.
	A director may be removed with or without cause by a majority vote of shareholders.	A director may only be removed for cause and upon two-thirds vote of stockholders.
Power to call special meetings	The bylaws provide that the chief executive officer will call a special meeting upon the request of 10% of shareholders.	The certificate of incorporation and bylaws deny stockholders a right to call special meetings.
Action by written consent of stockholders	The bylaws provide that shareholders may act by written consent.	The certificate of incorporation and bylaws provide that stockholders may not act by written consent.
Amendment of organizational documents	The articles of incorporation and bylaws can be amended with a majority vote of shareholders.
The bylaws can be amended by a two-thirds vote of stockholders. The certificate of incorporation can be amended by a majority vote of stockholders, except two-thirds vote is required to change provisions relating to:
• the number of members, term of office, vacancies, classes and elections for the board of directors;
• annual and special stockholder meetings; and
• indemnification of directors.
State anti-takeover statute	None.
Entropin-DE is governed by Section 203 of the Delaware General Corporation Law.
Section 203 provides that a corporation may not engage in certain business combinations with persons who acquire 15% or more of the corporation's voting stock, thereby becoming an interested stockholder, for a period of three years following the date the person becomes an interested stockholder.
The rule does not apply, if:

• the board approves the transaction prior to the person becoming an interested stockholder
• prior to commencing the business combination the interested stockholder already owns at least 85% of the outstanding voting stock of the corporation
• the board and two-thirds of the outstanding voting stock (other than stock owned by the interested stockholder) approve the business combination
Advance notice of stockholder proposals	None.
The bylaws provide that the corporation must receive a stockholder proposal no earlier than 120 days and no later than 90 days prior to the anniversary date of the previous year's annual stockholder meeting.
Limitation on director liability	Directors' liability is limited to the fullest extent permitted by law.	Directors' liability is limited to the fullest extent permitted by law.

There can be no limitation on liability where a director is found liable to a corporation in an action brought by the corporation or where a director is found to have derived an improper personal benefit.
There can be no limitation on liability for breach of a director's duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, payment of unlawful dividends or unlawful stock repurchases or where a director is found to have derived an improper personal benefit.
Indemnification of directors and officers	Indemnification is provided to the fullest extent permitted by law.	Indemnification is provided to the fullest extent permitted by law.

A director is indemnified when a majority of a disinterested quorum of directors, an independent legal counsel or a majority of shareholders find that a director acted in good faith, believed his or her conduct was in the best interest of the corporation and he or she had no reason to believe his or her conduct was criminal.
A director is indemnified when a majority of a disinterested quorum of directors, an independent legal counsel or a majority of stockholders find that a director acted in good faith and believed that his or her conduct was in the best interest of the corporation.
	We must indemnify a director for his or her expenses when such director has successfully defended an action, claim, matter or issue, on the merits or otherwise.	Entropin-DE must indemnify a director for his or her expenses when such director has successfully defended an action, claim, matter or issue, on the merits or otherwise.
	A court may grant indemnification if a director is entitled under law or under all the facts and circumstances, it is deemed fair.	Entropin-DE may provide indemnification in excess of that provided by statute.
Officers, employees, fiduciaries and agents can be indemnified to the same extent as a director or to a greater extent as long as it does not violate public policy.
Inspection of shareholder list and information rights
	A shareholder may inspect the record of shareholders and other corporate records if the shareholder has been a shareholder for at least 3 months and the demand is made in good faith and for a proper purpose reasonably related to such person's interests as a shareholder.	A stockholder may inspect the stock ledger and other corporate records if pursuant to a proper purpose reasonably related to such person's interests as a stockholder.

Consideration for issuance of shares	Shares may be issued for tangible or intangible property or benefit to us.	Shares may be issued for tangible or intangible property or benefit to Entropin-DE.
	Shares may not be issued for a promissory note unless the note is negotiable and secured by collateral.	No provision restricts the issuance of shares in exchange for a promissory note.
	Shares with par value may be issued for less than par value.	Shares with par value may not be issued for less than par value.
Dividends and repurchases of shares
	Dividends may be paid or shares repurchased, unless the corporation would be unable to pay its debts or total assets would be less than sum of total liabilities plus amount of any preferences payable on shares superior to the shares receiving the dividends.	Dividends may be paid or shares repurchased out of surplus, or if not surplus, out of net profits. Entropin-DE cannot pay a dividend or repurchase shares if its capital would be impaired.
Shareholder vote on mergers and other transactions	A vote of a majority of shareholders of both the acquiring and target companies is required, except if:	A vote of a majority of stockholders of both the acquiring and target companies is required, except if:
	• the merger agreement does not amend the existing articles of incorporation	• stockholders of the surviving corporation or acquiring corporation immediately prior to merger will own immediately after merger more than 80% of the voting power of the surviving corporation
• each share of the surviving corporation outstanding immediately before merger is identical after the merger
• no shares of common stock of the surviving corporation are to be issued
• the authorized, unissued shares of the surviving corporation to be issued do not exceed 20% of total shares outstanding prior to the merger
Interested director transactions
An interested director transaction is not void or voidable if a majority of shareholders or a majority of disinterested directors approve the transaction in good faith after full disclosure of material facts or the transaction is fair to the corporation.
An interested director transaction is not void or voidable if a majority of stockholders or a majority of disinterested directors approve in good faith after full disclosure of material facts or the contract or transaction is fair to the corporation. The fairness of the transaction is judged at the time the transaction is authorized.
Loans to directors and officers	We may not make a loan to a director or officer until 10 days after notice of such loan is given to all shareholders.	Entropin-DE may make a loan to a director or officer if, in the board's judgment, the loan would benefit the corporation.
Shareholder derivative suits
	A shareholder may bring an action only if a shareholder was a shareholder at the time of the transaction in question. A corporation may force a shareholder to put up a security bond if a shareholder does not own 5% of the total shares of the corporation or the market value of the shareholder's shares are less than $25,000.	A stockholder may bring an action only if the stockholder was a stockholder at the time of the transaction in question. There is no bonding requirement.

DESCRIPTION OF ENTROPIN-DE CAPITAL STOCK

        Entropin-DE's authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, and 20,000,000 shares of preferred stock, $0.0001 par value per share, issuable in series. The following is a brief description of Entropin-DE's common and preferred stock and does not describe all provisions of Entropin-DE's certificate of incorporation or bylaws or Delaware law applicable to Entropin-DE. For a more thorough understanding of the terms of Entropin-DE's capital stock, you should refer to Entropin-DE's certificate of incorporation and bylaws, which are included as exhibits to this document.

Common Stock

        Holders of common stock are entitled to one vote per share on all matters to be voted upon by stockholders. The holders of common stock are not entitled to cumulative voting rights with respect to the election of directors, and as a result, minority stockholders will not be able to elect directors on the basis of their votes alone. Subject to preferences that may be applicable to any then-outstanding shares of preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available for that purpose. In the event of Entropin-DE's liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preferences of any outstanding preferred stock. The common stock has no preemptive or conversion rights, other subscription rights, or redemption or sinking fund provisions. Under the Delaware General Corporation Law, stockholders owning 15% or more of the voting power of some Delaware corporations, including Entropin-DE, are prohibited from engaging in mergers or other business combinations with the corporation, for a period of three years after the stockholder first acquired at least 15% of the voting power, subject to important exceptions. All outstanding shares of common stock are fully paid and non-assessable, and the shares of common stock to be issued upon completion of the reincorporation will be fully paid and non-assessable.

Preferred Stock

        Series A Preferred Stock.    Of Entropin-DE's 20,000,000 shares of authorized preferred stock, 3,210,487 shares are currently designated Series A preferred stock. Holders of Series A preferred stock are not entitled to vote on any matters to be voted upon by stockholders. Subject to preferences that may be applicable to any then-outstanding shares of senior preferred stock, holders of Series A preferred stock are entitled to receive ratably noncumulative annual dividends of 8%, payable when declared by the board of directors out of funds legally available for that purpose. In the event of Entropin-DE's liquidation, dissolution or winding up prior to January 16, 2005, the holders of Series A preferred stock are entitled to $1.00 per share prior to any distribution to holders of the common stock or Series B preferred Stock. The Series A preferred stock will be mandatorily redeemed each year at $1.00 per share out of an amount of available funds determined by the board of directors. Any shares of Series A preferred stock not redeemed by January 16, 2005 will be automatically canceled. The Series A preferred stock has no preemptive or conversion rights or other subscription rights. All outstanding shares of Series A preferred stock are fully paid and non-assessable, and the shares of Series A preferred stock to be issued upon completion of the reincorporation will be fully paid and non-assessable.

        Series B Preferred Stock.    Of Entropin-DE's 10,000,000 shares of authorized preferred stock, 400,000 shares are currently designated Series B preferred stock. Holders of Series B preferred stock are not entitled to vote on any matters to be voted upon by stockholders. Subject to preferences that may be applicable to any then-outstanding shares of senior preferred stock, holders of Series B preferred stock are entitled to receive ratably cumulative annual dividends of $0.50 per share, payable yearly in either cash or common stock. In the event of Entropin-DE's liquidation, dissolution or winding up prior to July 15, 2003, the holders of Series B preferred stock are entitled to $5.00 per share prior to any distribution to holders of the common stock. As of July 15, 2003, the Series B preferred stock will be redeemed at $5.00 per share plus accrued and unpaid dividends. Any shares of Series B preferred stock not redeemed by July 15, 2003 will be automatically canceled. The Series B preferred stock may be converted at any time at the option of the holder into a number of shares of common stock equal to $5.00 plus accrued and unpaid dividends divided by $5.00. The Series B preferred stock has no preemptive rights or other subscription rights. All outstanding shares of Series B preferred stock are fully paid and non-assessable, and the shares of Series B preferred stock to be issued upon completion of the reincorporation will be fully paid and non-assessable.

        Entropin-DE's board of directors has the authority, without further action by the stockholders, to issue up to 16,389,513 shares of preferred stock in or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting any series or the designation of such series, without any further vote or action by the stockholders. The issuance of additional preferred stock could adversely affect the voting power of holders of the common stock and the likelihood that such holders will receive dividend payments or payments upon liquidation.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

        Shareholders interested in presenting a proposal for consideration at our annual meeting of shareholders in the year 2003 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion in our 2003 proxy statement, shareholder proposals must be received by our corporate secretary no later than March 15, 2003. Under the rules of the Securities and Exchange Commission, shareholders submitting such proposals are required to have held shares of our common stock amounting to at least $2,000 in market value or one percent of our common stock outstanding for at least one year prior to the date on which such proposals are submitted. Further, those shareholders must continue to own at least that amount of our common stock through the date on which the annual meeting is held.

TRANSACTION OF OTHER BUSINESS

        At the date of this proxy statement, the only business which the board of directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgement. If you wish to deny the proxy holders the power to act on other matters, you must check the WITHHOLD box on the attached proxy card.

By Order of the Board of Directors
Higgins D. Bailey Chairman of the Board

May 2, 2002

ANNEX A

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of May 2, 2002 (this "Agreement"), by and between Entropin, Inc., a Delaware corporation (the "Delaware Corporation"), and Entropin, Inc., a Colorado corporation (the "Colorado Corporation") (each of the Delaware Corporation and the Colorado Corporation, a "Constituent Corporation" and together the "Constituent Corporations").

        WHEREAS, the Colorado Corporation desires to merge with and into the Delaware Corporation (the "Merger");

        WHEREAS, each of the Constituent Corporations intends that the merger shall be a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement be a "plan of reorganization" within the meaning of Section 368 of the Code; and

        WHEREAS, the board of directors of the Colorado Corporation have taken all necessary action (other than approval of this Agreement by the shareholders of the Colorado corporation) under Colorado law to adopt and approve the Merger and the board of directors and sole stockholder of the Delaware Corporation have taken all necessary action under Delaware law to approve the Merger.

        NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1.

THE MERGER

        1.1  Upon the terms and subject to the conditions hereof and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and the Colorado Business Corporation Act (the "CBCA"), the Colorado Corporation shall be merged with and into the Delaware Corporation (the "Merger") at the Effective Time (as hereinafter defined). Following the Merger, the separate existence of the Colorado Corporation shall cease, and the Delaware Corporation shall continue as the surviving corporation in the Merger (sometimes referred to as the "Surviving Corporation") and shall succeed to and assume all of the rights and obligations of each of the Colorado Corporation and the Delaware Corporation in accordance with the DGCL and the CBCA.

        1.2  The parties hereto shall cause the Merger to be consummated by filing (i) Certificate of Ownership and Merger (the "Certificate of Merger") with respect thereto with the Secretary of State of the State of Delaware pursuant to Section 253 of the DGCL which shall specify that the Merger shall become effective at the date and time specified in the Certificate of Merger (such date and time, the "Effective Time") and (ii) by filing, at the Effective Time, articles of merger with the Secretary of State of the State of Colorado pursuant to Section 7-111-105 of the CBCA.

        1.3  The Merger shall have the effects set forth in Section 252 of the DGCL and Section 7-111-106 of the CBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all of the property, rights, privileges, powers and franchises of each of the Colorado Corporation and the Delaware Corporation shall vest in the Surviving Corporation, and all debts, liabilities and duties of each of the Colorado Corporation and the Delaware Corporation shall become the debts, liabilities and duties of the Surviving Corporation. The certificate of incorporation and bylaws of the Delaware Corporation, each as in effect immediately prior to the Effective Time, shall be the certificate of incorporation and bylaws, respectively, of the Surviving Corporation from and after the Effective Time, until thereafter amended in accordance with Delaware law.

        1.4  If, at any time after the Effective Time, the Surviving Corporation shall consider to be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Corporations, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper authorized representatives shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of each of the Constituent Corporations, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Agreement.

ARTICLE 2.

EFFECTS ON CAPITAL STOCK

        2.1  As of the Effective Time, by virtue of the Merger and without any action on the part of the stockholder or the board of directors of the Delaware Corporation, or any shareholder or the board of directors of the Colorado Corporation, (a) each share of Common Stock, $.001 par value per share, of the Colorado Corporation, issued and outstanding immediately prior to the Effective Time shall cease to exist and shall be converted into the right to receive one share of Common Stock, par value $0.0001 per share, of the Surviving Corporation (b) each share of Entropin Series A Preferred Stock of the Colorado Corporation (other than Dissenting Shares) shall cease to exist and shall be converted into the right to receive one share of Series A Preferred Stock, par value $0.0001 per share, of the Delaware Corporation, and (c) each share of Entropin Series B Preferred Stock of the Colorado Corporation (other than Dissenting Shares) shall cease to exist and shall be converted into the right to receive one share of Series B Preferred Stock, par value $0.0001 per share, of the Delaware corporation.

        2.2  At the Effective Time, the Delaware Corporation shall assume all stock incentive plans of the Colorado Corporation and all then outstanding options issued thereunder and all other then outstanding rights to acquire shares of capital stock of the Colorado Corporation.

        2.3  Notwithstanding anything in this Agreement to the contrary and unless provided for by applicable Law, the shares of capital stock of the Colorado Corporation as to which the holder has perfected (and not lost) the right to appraisal under Section 7-113-102 of the CBCA (the "Dissenting Shares") shall not be converted into the right to receive the applicable shares of capital stock of the Delaware Corporation with respect thereto, unless and until such shareholders shall have failed to perfect their right of appraisal under applicable law, but, instead, the holders thereof shall be entitled to payment of the appraised value of such Dissenting Shares in accordance with Section 7-113 of the CBCA. If any such holder shall have failed to perfect or shall have effectively withdrawn or lost such right of appraisal, each share of capital stock of the Colorado Corporation held by such shareholder shall thereupon be deemed to have been converted into the right to receive and become exchangeable for, at the Effective Time, the applicable shares of capital stock of the Delaware Corporation with respect thereto, in the manner provided for in Section 2.1.

ARTICLE 3.

CONDITIONS TO THE MERGER

        3.1  The respective obligation of each party hereto to effect the Merger is subject to the satisfaction or waiver of the following conditions:

  (a)
  This Agreement shall have been adopted by the shareholders of the Colorado Corporation in accordance with the CBCA and the articles of incorporation and bylaws of the Colorado Corporation.

  (b)
  The shares of capital stock of the Delaware Corporation issuable pursuant to Article 2 shall have been approved for listing on the Nasdaq Small Cap Market, subject to official notice of issuance.
  (c)
  No judgment, order, decree, statute, law, ordinance, rule or regulation entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition (collectively, "Restraints") shall be in effect, and there shall not be pending or threatened any suit, claim, action or proceeding by any Governmental Entity (i) preventing the consummation of the Merger or (ii) which otherwise would materially impair the benefits intended to be obtained in the Merger; provided, however, that each of the parties hereto shall have used its commercially reasonable efforts to prevent the entry of any such Restraints and to appeal as promptly as possible any such Restraints that may be entered.

ARTICLE 4.

GENERAL

        4.1  This Agreement may be terminated by mutual agreement of the parties (whether before or after shareholder approval).

        4.2  Subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects by written agreement of the parties at any time prior to the Effective time with respect to any of the terms contained in this Agreement.

        4.3  This Agreement may be executed in one or more counterparts (whether delivered by facsimile or otherwise), each of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party.

        4.4  This Agreement (a) constitutes the entire agreement and supersedes all prior and contemporaneous agreements, negotiations, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) are not intended to confer upon any person, other than the Delaware Corporation and the Colorado Corporation, any rights or remedies.

        4.5  Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision of this Agreement is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to and shall, subject to the discretion of such court, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

        4.6  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any principles of conflicts of laws thereof that would cause the application of the laws of any other jurisdiction.

        4.7  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this

Agreement in the Court of Chancery of the State of Delaware of and for the County of New Castle, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware of and for the County of New Castle in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware of and for the County of New Castle and (d) unconditionally and irrevocably waives its right to trial by jury in connection with any proceeding related to this Agreement or the transactions contemplated by this Agreement.

        4.8  At any time prior to the Effective Time, each party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance by the other party with any of the agreements or conditions in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

        4.9  The plural of any defined term shall have a meaning correlative to such defined term, and words denoting any gender shall include all genders and the neuter. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. A reference to any party to this Agreement or any other agreement or document shall include such party's successors and permitted assigns. A reference to any legislation or to any provision of any legislation shall include any modification, amendment or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued under or pursuant to such legislation. No prior draft of this Agreement, prior agreements negotiations, arrangements or understandings nor any course of performance or course of dealing shall be used in the interpretation or construction this Agreement. The parties intend that each provision of this Agreement shall be given full separate and independent effect. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the parties intend that, except as expressly provided in this Agreement, each such provision be read separately, be given independent significance and not be construed as limiting any other provision in this Agreement (whether or not more general or more specific in scope, substance or context).

        4.10 The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

        4.11 Neither this Agreement not any of the rights, interests or obligations under this Agreement shall be assigned by either of the parties to this Agreement (whether by operation of law or otherwise) without the prior written content of the other party to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of each party and its permitted assignees.

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

ENTROPIN, INC., a Delaware corporation
By:	/s/ THOMAS G. TACHOVSKY
Name:	Thomas G. Tachovsky
Title:	President and Chief Executive Officer
ENTROPIN, INC., a Colorado corporation
By:	/s/ THOMAS G. TACHOVSKY
Name:	Thomas G. Tachovsky
Title:	President and Chief Executive Officer

ANNEX B

CERTIFICATE OF INCORPORATION

OF

ENTROPIN, INC.

ARTICLE 1.

        The name of the Corporation is Entropin, Inc. (the "Corporation").

ARTICLE 2.

        The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

ARTICLE 3.

        The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (as amended from time to time, the "DGCL").

ARTICLE 4.

        4.1.  Classes of Stock.    The total number of shares of capital stock which the Corporation shall have authority to issue is 70,000,000 shares, divided into the following classes: (i) 50,000,000 shares of Common Stock, par value of $0.0001 per share (the "Common Stock"), and (ii) 20,000,000 shares of Preferred Stock, par value of $0.0001 per share (the "Preferred Stock").

        4.2.  Rights, Preferences and Restrictions on Preferred Stock.    The Preferred Stock shall be divided into series. The first series shall consist of 3,210,487 shares and is designated Series A Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock") and the second series shall consist of 400,000 shares and is designated Series B Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock").

        The board of directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issuance of the remaining shares of the Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the DGCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at any time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (vi) entitled to vote separately or together with any other series or class of stock of the Corporation; or (v) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

        4.3.  Series A Preferred Stock.    The powers, preferences, rights, restrictions and other matters relating to the Series A Preferred Stock are as follows:

  (a)
  Dividends. The holders of outstanding shares of Series A Preferred Stock shall be entitled to receive an annual dividend equal to eight percent of the value of each share, which value shall be $1.00 per share. This dividend shall be non-cumulative.

  (b)
  Redemption.

  (i)
  Redemption/Cancellation Period. The Series A Preferred Stock shall be issued and outstanding until no later than January 16, 2005 (the "Redemption/Cancellation Period"), at which time the Series A Preferred Stock shall have been redeemed in whole or in part pursuant to the terms and conditions of Sections 4.3(b)(ii) and/or 4.3(b)(iii) or such shares shall automatically be canceled without further action by the Corporation pursuant to Section 4.3(b)(vii) below.

  (ii)
  Mandatory Redemption Rights. All outstanding shares of Series A Preferred Stock shall be subject to mandatory redemption by the Corporation each fiscal year during the Redemption/Cancellation Period solely pursuant to the following terms and conditions:

  1.
  Determination of Available Funds for Redemption. "Available Funds" means an amount equal to more than twenty percent but less than fifty percent of "Earnings" of the Corporation for the Fiscal Year within the meaning of Statement of Financial Accounting Concepts No. 5 and shall in no event exceed "net cash flow from operating activities" within the meaning of Statement of Financial Accounting Standards No. 95 for the Fiscal Year. Within 120 days after the end of each fiscal year of the Corporation during the Redemption/Cancellation Period (the "Fiscal Year"), the Board of Directors shall by resolution: (x) determine whether as of the conclusion of the prior Fiscal Year there were any Available Funds for redemption of all or part of the outstanding Series A Preferred Stock; and (y) declare a specific amount of such Available Funds to be paid by the Corporation for redemption of Series A Preferred Stock (the "Designated Available Funds") for that Fiscal Year. The amount of Designated Available Funds shall be set by the Board of Directors in its sole and absolute discretion. In making the determination of the existence of Available Funds for any Fiscal Year, the designation of Designated Available Funds for any Fiscal Year, and/or the decision of any matter relating thereto, the Board of Directors may rely upon such information and advisors they deem necessary and appropriate in their own judgment and/or pursuant to the provisions of the certificate of incorporation of the Corporation, as amended from time to time (the "Certificate of Incorporation"), the bylaws of the Corporation, as amended from time to time (the "Bylaws"), and law then in effect.

  2.
  Determination of the Number of Shares to be Redeemed from each Holder. Each stockholder holding Series A Preferred Stock shall be entitled to participate on a pro rata basis in any mandatory redemption by the Corporation under this Section 2.b. The total number of shares of Series A Preferred Stock to be redeemed in each Fiscal Year during the Redemption/Cancellation Period shall be determined by dividing: (x) the Designated Available Funds amount for that Fiscal Year; by (y) the number of issued and outstanding shares of Series A Preferred Stock as of the last day of the Fiscal Year for which the redemption is being made. Each holder of Series A Preferred Stock subject to redemption for the Fiscal Year shall be entitled to redemption of shares on a pro rata basis with other holders of Series A Preferred Stock subject to redemption at that time.

      3.
      No Cumulative Rights. The determination of whether there shall be a mandatory redemption of Series A Preferred Stock shall be made on a Fiscal Year basis and there shall be no cumulative rights to redemption on a year-to-year basis.

    (iii)
    Elective Redemption. The Corporation may from time to time solely at its sole and exclusive option redeem or otherwise acquire any or all outstanding shares of Series A Preferred Stock for cash of $1.00 per share. If the Corporation elects to voluntarily redeem shares under this Section 4.3(b)(iii), every holder of Series A Preferred Stock shall have the right to cause the Corporation to redeem the same number of that holder's Series A Preferred Stock.

    (iv)
    Redemption or Purchase Price. In all events, the "Redemption Price" for the redemption or other acquisition by the Corporation of shares of Series A Preferred Stock shall be $1.00 per share or the appropriate percentage of $1.00 per share for any fraction of one share.

    (v)
    Notice of Redemption. The Corporation will mail by registered mail written notice of each redemption of Series A Preferred Stock to each record holder of Series A Preferred Stock not more than sixty days after the date the Board of Directors approved the redemption. Upon mailing any notice of redemption, the Corporation shall become obligated to redeem the total number of Series A Preferred Stock specified therein at the time of redemption specified therein, which time shall in no event be later than ninety days after the Board of Directors approved the redemption.

    (vi)
    Effect of Redemption or Purchase. Any share of Series A Preferred Stock that is redeemed or otherwise acquired by the Corporation shall be deemed canceled immediately upon redemption or acquisition by the Corporation without any further act or notice and shall not be reissued, sold or transferred. In case fewer than the total number of Series A Preferred Stock shares represented by any certificate are redeemed, the Corporation will issue a new certificate representing the number of unredeemed Series A Preferred Stock shares to the holder thereof without cost to such holder.

    (vii)
    Cancellation. If any shares of Series A Preferred Stock remain outstanding as of 11:59 p.m. Central Time on January 16, 2005 issued by the Corporation, such share shall be deemed canceled immediately without any act or notice by the Corporation and all rights attendant to such share shall cease.

  (c)
  Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation during the Redemption/Cancellation Period, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Series A

  Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock of the Corporation or any other preferred stock of the Corporation, by reason of their ownership thereof, an amount equal to $1.00 for each share, as appropriately adjusted to reflect any stock split, stock dividend, combination, recapitalization and the like.

        All preferential amounts to be paid to the holders of the Series A Preferred Stock under this Section 3 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for (or the distribution of any assets of the Corporation to) the holders of other preferred stock or the Common Stock of the Corporation in connection with such liquidation, dissolution or winding-up and the holders of such other preferred stock or the Common Stock of the Corporation shall share ratably all remaining assets of the Corporation with no further right of participation accruing to any holder of Series A Preferred Stock. If the assets or surplus funds to be distributed to the holders of the Series A Preferred Stock are insufficient to permit the payment to such holders of their full preferential amount in the event of a liquidation, dissolution or winding up of the affairs of the Corporation, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder would otherwise be entitled to receive.

  (d)
  Voting Rights.

  (i)
  Limited Voting Rights. The holders of shares of Series A Preferred Stock shall not be entitled to vote upon matters submitted to stockholders for a vote.

  (ii)
  Notice. The holders of Series A Preferred Stock shall not be entitled to receive notice of meetings of the stockholders.

  (iii)
  Amendments. No amendment shall be made to this Section 4.3 without the consent of the holders of a majority of the outstanding shares of Series A Preferred Stock.

        4.4.  Series B Preferred Stock.    The powers, preferences, rights, restrictions and other matters relating to the Series B Preferred Stock are as follows:

  (a)
  Dividends. The holders of outstanding shares of Series B Preferred Stock shall be entitled to receive an annual dividend equal to $0.50 per share, payable annually, at the election of the Corporation, in either cash and/or shares of Common Stock, at the rate of one share of Common Stock for each $5.00 in accrued dividends. This dividend shall be cumulative.

  (b)
  Conversion. The Series B Preferred Stock is convertible at the option of the holder at any time into shares of Common Stock. The number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock is equal to (x) $5.00, plus accrued and unpaid dividends, divided by $5.00 (the "Conversion Price"), subject to adjustment to reflect any stock split, stock dividend, combination, recapitalization and the like. Assuming no accrued and unpaid dividends, each share of Series B Preferred Stock will be convertible to one share of Common Stock.

  (c)
  Redemption.

  (i)
  Mandatory Redemption Rights. The Series B Preferred Stock shall be issued and outstanding until no later than July 15, 2003 (the "Expiration Date"), at which time all issued and outstanding shares of Series B Preferred Stock shall be subject to mandatory redemption by the Corporation at the redemption price of $5.00 per share, together with all accrued and unpaid dividends up to the Expiration Date.

  (ii)
  Elective Redemption. Prior to the Expiration Date, the Corporation may, at its sole and exclusive option, redeem or otherwise acquire, in whole or in part on a pro rata basis with other holders of Series B Preferred Stock, outstanding Series B Preferred Stock upon 30 days' written notice (the "Notice of Redemption") to the holders of the Series B Preferred Stock at $5.00 per share plus accrued and unpaid dividends to the redemption date. Notwithstanding the foregoing, if the Corporation redeems the Series B Preferred Stock within one year from the date of issuance, the redemption price shall be $6.00 per share; provided, however, in the event the Corporation redeems the Series B Preferred Stock within six months from the date of issuance, the holders of the Series B Preferred Stock shall receive a dividends equal to one-half of the annual accrued dividend amount. The Series B Preferred Stock may be converted by the holders during the 30 day period prior to the effective date of redemption set forth in the Notice of Redemption (the "Effective Date"). If not converted, the Series B Preferred Stock, or any portion thereof identified in the Corporation's Notice of Redemption, will be redeemed on the Effective Date. In the event fewer than the total number of the Corporation's Series B Preferred Stock are redeemed, the Company will issue a new stock certificate representing the number of unredeemed shares of Series B Preferred Stock to the holder without cost to such holder.

    (iii)
    Notice of Redemption. The Corporation will send by registered mail written notice of each redemption of Series B Preferred Stock to each record holder of Series B Preferred Stock not more than thirty days after the date the Board of Directors approved the redemption. Upon mailing any Notice of Redemption, the Corporation shall become obligated to redeem the specified total number of Series B Preferred Stock at the specified time of redemption, which time shall in no event be later than ninety days after the Board of Directors approved the redemption.

    (iv)
    Effect of Redemption or Purchase. Any share of Series B Preferred Stock that is redeemed or otherwise acquired by the Corporation shall be deemed canceled immediately upon redemption or acquisition by the Corporation without any further act or notice and shall not be reissued, sold or transferred. In case fewer than the total number of Series B Preferred Stock shares represented by any certificate are redeemed, the Corporation will issue a new certificate representing the number of unredeemed Series B Preferred Stock shares to the holder thereof without cost to such holder.

    (v)
    Cancellation. If any shares of Series B Preferred Stock remain outstanding as of 11:59 p.m. Mountain Time, on the Expiration Date, such share shall be deemed canceled immediately without any act or notice by the Corporation and all rights attendant to such share shall cease.

  (d)
  Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation during the five year period from the date of issuance of the Series B Preferred Stock, after payment or provision for payment of the debts and other liabilities of the Corporation, and subordinate to the rights of the holders of the outstanding shares of the Corporation's Series A Preferred Stock to receive $1.00 per share in liquidation, the holders of Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Corporation's other preferred stock or the Common Stock of the Corporation, by reason of their ownership thereof, an amount equal to $5.00 for each share, as appropriately adjusted to reflect any stock split, stock dividend, combination, recapitalization and the like.

        All preferential amounts to be paid to the holders of the Series B Preferred Stock under this Section 4.4 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for (or the distribution of any assets of the Corporation to) the holders of the Corporation's Series A Preferred Stock, and before payment or setting apart for payment of any amount for (or other distribution of any assets of the Corporation) to the holders of the Corporation's other preferred stock or the Common Stock in connection with such liquidation, dissolution or winding-up and the holders of such other preferred stock or the Common Stock shall share ratably all remaining assets of the Corporation with no further right of participation accruing to any holder of Series B Preferred Stock. If the assets or surplus funds to be distributed to the holders of the Series B Preferred Stock are insufficient to permit the payment to such holders of their full preferential amount in the event of a liquidation, dissolution or winding up of the affairs of the Corporation, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the full preferential amount each such holder would otherwise be entitled to receive.

  (e)
  Voting Rights.

  (i)
  Limited Voting Rights. The holders of shares of Series B Preferred Stock shall not be entitled to vote upon matters submitted to stockholders for a vote.

  (ii)
  Notice. The holders of Series B Preferred Stock shall not be entitled to receive notice of meetings of the stockholders.

  (iii)
  Amendments. No amendment shall be made to this Section 4.4 without the consent of the holders of a majority of the outstanding shares of Series B Preferred Stock.

ARTICLE 5.

        5.1.  The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

  (a)
  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

  (b)
  The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the Bylaws. In addition, the affirmative vote of the holders of sixty- six and two-thirds percent of the outstanding shares of voting stock of the Corporation then entitled to vote on the election of directors shall be required for an alteration, amendment, change, addition or repeal of the Bylaws by the stockholders of the Corporation.

  (c)
  The number of directors of the Corporation shall be as from time to time fixed by resolution of the Board of Directors. Election of directors need not be by written ballot unless the Bylaws so provide. Advance notice of stockholder nominations for the election of directors and of any other business to be brought before any meeting of the stockholders shall be given in the manner provided in the Bylaws.

        5.2.  (a)    At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, or until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the DGCL.

  (b)
  The directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, and Class II and Class III. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated by a resolution of the Board of Directors. At the first annual meeting of stockholders following the effective time (the "Effective Time") of the merger contemplated by the Agreement and Plan of Merger, dated as of May 2, 2002, by and between the Corporation and Entropin, Inc., a Colorado corporation, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Effective Time, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Effective Time, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. If the number of directors is hereafter changed, each director then serving as such shall nevertheless continue as a director of the class of which she or he is a member until the expiration of his or her current term and any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

  (c)
  Vacancies occurring of the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, even if less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been duly elected and qualified. A director may be removed from office by the affirmative vote of the holders of sixty-six and two-thirds percent of the outstanding shares of voting stock of the Corporation entitled to vote on the election of directors; provided that such removal may be made only for cause.

        5.3.  No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article 5 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

        5.4.  In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, the Certificate of Incorporation, and any Bylaws, adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

ARTICLE 6.

        6.1.  Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Special meetings of stockholders, for any purpose or purposes may only be called by the Board of Directors. Only the business stated in the notice of a special meeting of stockholders of the Corporation may be transacted at any special meeting of stockholders of the Corporation. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws. Any action required or permitted to be taken by the stockholders of the Corporation may only be effected at a duly called annual or special meeting of the stockholders of the Corporation (and not by consent in lieu thereof).

ARTICLE 7.

        7.1.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever herein are granted subject to this reservation. No amendment, alteration, change or repeal of Article 5 or Article 6 of the Certificate of Incorporation shall be effective unless approved by sixty-six and two-thirds percent of the outstanding shares of voting stock of the Corporation then entitled to vote on the election of directors of the Corporation.

 ARTICLE 8.

        8.1.  The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal or legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article 8 shall include the right to have paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

        8.2.  The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article 8 to directors and officers of the Corporation.

        8.3.  The rights to indemnification and to the advance of expenses conferred in this Article 8 shall not be exclusive of any other right which any person may have or hereafter acquire under the Certificate of Incorporation, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

        8.4.  Any repeal or modification of this Article 8 by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE 9.

        9.1.  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

        IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation as of May 2, 2002.

/s/ KATE CREGOR Kate Cregor Incorporator

ANNEX C

BYLAWS OF

ENTROPIN, INC.

ARTICLE 1
OFFICES

        Section 1.1    Offices.    Entropin, Inc., a Delaware corporation, (the "Corporation"), may have offices at such places both within and without the State of Delaware as the board of directors of the Corporation (the "Board of Directors") may from time to time determine or the business of the Corporation may require.

ARTICLE 2
MEETINGS OF STOCKHOLDERS

        Section 2.1    Place of Meetings.    Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

        Section 2.2    Annual Meetings.    The annual meetings of stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the annual meeting of stockholders.

        Section 2.3    Special Meetings.    Unless otherwise required by law or by the certificate of incorporation of the Corporation (as amended from time to time and including any certificates of designation with respect to any preferred stock of the Corporation, the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by the Board of Directors pursuant to a resolution stating the purpose or purposes thereof or by the Chairman, if there be one. Any power of stockholders of the Corporation to call a special meeting is specifically denied. Notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten or more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. Only such business shall be conducted at a special meeting as shall be specified in the notice of meeting (or any supplement thereto).

        Section 2.4    Adjournments.    Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 2.5    Quorum.    Unless otherwise required by law or the Certificate of Incorporation, the presence in person or by proxy of the holders of shares of capital stock entitled to cast a majority of all the votes which could be cast at such meeting by the holders of all of the outstanding shares of capital stock entitled to vote on every matter that is to be voted on at such meeting shall constitute a quorum at all meetings of the stockholders of the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.4, until a quorum shall be present or represented.

        Section 2.6    Voting.    Unless otherwise required by law, the Certificate of Incorporation or the bylaws of the Corporation (as amended from time to time, the "Bylaws"), any question brought before any meeting of stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the votes of shares of capital stock represented and entitled to vote thereat, voting as a single class. Every reference in the Bylaws to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of capital stock shall refer to such majority or other proportion of the votes to which such shares of capital stock are then entitled to vote on the election of directors as provided in the Certificate of Incorporation. Votes of stockholders entitled to vote at a meeting of stockholders may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in such officer's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

        Section 2.7    No Consent of Stockholders in Lieu of Meeting.    Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of such holders and may not be effected by consent by such holders in lieu of such a meeting.

        Section 2.8    Voting List.    The officer who has charge of the stock ledger of the Corporation shall prepare and make, or cause a third party to prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (a) on a reasonably accessible electronic network; provided, that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

        Section 2.9    Stock Ledger.    The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.8 or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders of the Corporation.

        Section 2.10    Nomination of Directors.

  (a)
  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.10 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this section 2.10.

  (b)
  In addition to any other applicable requirements, for a nomination to be made by a stockholder of the Corporation, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation (the "Secretary").

  (c)
  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety days nor more than one hundred and twenty days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

  (d)
  To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (including the rules and regulations thereunder, the "Exchange Act"); and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in such notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

  (e)
  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.10. If the chairman of the annual meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

        Section 2.11    Business at Annual Meetings.

  (a)
  No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.11 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.11.

  (b)
  In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder of the Corporation, such stockholder must have given timely notice thereof in proper written form to the Secretary.

  (c)
  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety days nor more than one hundred and twenty days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which ever first occurs.

  (d)
  To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

  (e)
  No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.11, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.11 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

        Section 2.12    Conduct of Meetings.    The Board of Directors may adopt by resolution such rules and regulations for the conduct of meetings of the stockholders of the Corporation as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants.

        Section 2.13    Inspectors of Election.

  (a)
  Before any meeting of stockholders of the Corporation, the Board of Directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one or three. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

  (b)
  Such inspectors shall: (i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies; (ii) receive votes, ballots or consents; (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote; (iv) count and tabulate all votes or consents; (v) determine the result; and (vi) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts started therein.

ARTICLE 3
DIRECTORS

        Section 3.1    Number.

  (a)
  The authorized number of directors shall be fixed and may be changed from time to time by resolution of the Board of Directors.

  (b)
  No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders of the Corporation called for that purpose in the manner provided in the Bylaws. The number of directors may not be increased by more than one unless approved by (i) two-thirds of each class of directors or (ii) two-thirds of each outstanding class or series of such class of stock of the Corporation.

        Section 3.2    Election and Term of Office of Directors.    Except as provided in the Certificate of Incorporation or the Bylaws, directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the next following annual meeting of stockholders, another class to be originally elected for a term expiring at the second following annual meeting of stockholders, and another class to be originally elected for a term expiring at the third following annual meeting of stockholders, with each class to hold office until its successor is duly elected and qualified. At each succeeding annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor shall have been elected and qualified or until such person's earlier resignation or removal. Each director, including a director elected or appointed to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his earlier resignation or removal. Directors need not be stockholders unless so required by the Certificate of Incorporation or by the Bylaws, wherein other qualifications for directors may be prescribed. Election of directors need not be by written ballot unless so required by the Certificate of Incorporation or by the Bylaws.

        Section 3.3    Duties and Powers.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by the Bylaws required to be exercised or done by the stockholders of the Corporation.

        Section 3.4    Meetings.    The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or by any director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight hours before the date of the meeting, by telephone or electronic communication on twenty-four hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

        Section 3.5    Quorum.    Except as otherwise required by law, the Certificate of Incorporation or the Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

        Section 3.6    Actions by Written Consent of the Board.    Unless otherwise provided in the Certificate of Incorporation or the Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing or electronic communication, and the writing, writings or paper copies of the electronic communications are filed with the minutes of proceedings of the Board of Directors or committee.

        Section 3.7    Resignation and Vacancies.

  (a)
  Any director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

  (b)
  Unless otherwise provided in the Certificate of Incorporation or the Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until a successor has been elected and qualified.

  (c)
  Unless otherwise provided in the Certificate of Incorporation or the Bylaws, whenever the holders of any class or classes of stock or series of stock of the Corporation are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series of stock of the Corporation then in office, or by a sole remaining director so elected.

  (d)
  If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders of the Corporation solely for the purpose of electing directors in accordance with the provisions of the Certificate of Incorporation or the Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of the State of Delaware (as it may be amended from time to time, the "DGCL").

        Section 3.8    Standing Committees.    The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, shall appoint from among its members (a) an Executive Committee; (b) an Audit Committee and (c) a Compensation Committee, to perform the functions traditionally performed by such committees. The Executive Committee shall have all of the powers set forth in Section 141(c) of the DGCL.

        Section 3.9    Committees.    The Board of Directors may designate one or more other committees (in addition to the mandatory standing committees described in Section 3.8), each such other committee to consist of one or more of the directors of the Corporation. With respect to all Board committees (including, but not limited to, the standing committees described in Section 3.8), in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members of any committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee (including, but not limited to, any standing committee described in Section 3.8), to the extent permitted by law and subject to the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee (including, but not limited to, each standing committee described in Section 3.8) shall keep regular minutes and report to the Board of Directors when required.

        Section 3.10    Compensation.    The directors may be paid their expenses, if any, of the attendance at each meeting of the Board of Directors and shall receive such compensation for their services as directors as shall be determined by the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

        Section 3.11    Removal.    Any director or the entire Board of Directors may be removed for cause by the affirmative vote of sixty-six and two-thirds percent of the shares entitled to be cast. Unless the Board of Directors has made a determination that removal is in the best interests of the Corporation (in which case the following definition shall not apply), "cause" for removal of a director shall be deemed to exist only if (a) the director whose removal is proposed has been convicted, or when a director is granted immunity to testify when another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such director has been found by the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors called for that purpose, or by a court of competent jurisdiction to have been guilty of willful misconduct in the performance of his or her duties to the Corporation in a matter of substantial importance to the Corporation; or (c) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his or her ability as a director of the Corporation. Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of preferred stock of the Corporation are entitled to elect directors of the Corporation pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in the resolution or resolutions of the Board of Directors providing for the establishment of any such series, any such director of the Corporation so elected may be removed in accordance with the provisions of such resolution or resolutions.

ARTICLE 4
NOTICES

        Section 4.1    Notice to Directors and Stockholders.    Whenever, under the provisions of applicable law, the Certificate of Incorporation or the Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his, her or its address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or, by a form of electronic transmission consented to by stockholder or director to whom notice is given. An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall in the absence of fraud, be prima facie evidence of the facts stated therein. Notice to directors may also be given by telephone, facsimile, telegram or electronic transmission.

        Section 2.5    Waiver.    Whenever notice is required to be given under applicable law, the Certificate of Incorporation or the Bylaws, a written waiver, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. The written waiver or any waiver by electronic transmission need not specify the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Attendance at the meeting is not a waiver of any right to object to the consideration of matters required by the DGCL to be included in the notice of the meeting but not so included, if such objection is expressly made at the meeting.

ARTICLE 5
OFFICERS

        Section 5.1    Enumeration.    The officers of the Corporation shall be chosen by the Board of Directors and shall include a President, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine. The Board of Directors may elect from among its members a Chairman or Chairmen of the Board and a Vice Chairman of the Board. The Board of Directors may also choose one or more Vice Presidents and Assistant Secretaries. Any number of offices may be held by the same person, unless the Certificate of Incorporation or the Bylaws otherwise provide.

        Section 5.2    Election.    The Board of Directors at its first meeting after each annual meeting of stockholders shall elect a President, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine.

        Section 5.3    Appointment of Other Agents.    The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

        Section 5.4    Compensation.    The salaries of all officers of the Corporation shall be fixed by the Board of Directors or a committee thereof. The salaries of agents of the Corporation shall, unless fixed by the Board of Directors, be fixed by the President or any Vice President of the Corporation.

        Section 5.5    Tenure.    The officers of the Corporation shall hold office until their successors are elected and qualify or until such officer's earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the directors of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

        Section 5.6    Chairman of the Board and Vice-Chairman of the Board.    The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders of the Corporation at which he or she shall be present. The Chairman shall have and may exercise such powers as are, from time to time, assigned to the Chairman by the Board of Directors and as may be provided by law. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders of the Corporation at which the Vice Chairman shall be present. The Vice Chairman shall have and may exercise such powers as are, from time to time, assigned to such person by the Board of Directors and as may be provided by law.

        Section 5.7    President.    The President of the Corporation shall be the Chief Executive Officer of the Corporation unless such title is assigned to another officer of the Corporation; in the absence of a Chairman and Vice Chairman of the Board, the President shall preside as the chairman of meetings of the stockholders of the Corporation and the Board of Directors; and the President shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President or any Vice President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

        Section 5.8    Vice President.    In the absence of the President or in the event of the President's inability or refusal to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

        Section 5.9    Secretary.    The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders of the Corporation and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book or an electronic record to be kept for that purpose and shall perform like duties for the committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders of the Corporation and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be subject. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by such officer's signature.

        Section 5.10    Assistant Secretary.    The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

        Section 5.11    Chief Financial Officer.    The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and the Board of Directors may, by resolution, delegate such power of designation to any officer or officers of the Corporation. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or any officer of the Corporation to whom the Board of Directors may, by resolution, delegate such power, taking proper vouchers for such disbursements, and shall, upon request, render to the President and the Board of Directors, an account of all such transactions and of the financial condition of the Corporation. If required by the Board of Directors, the Chief Financial Officer shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the Chief Financial Officer's office and for the restoration to the Corporation, in case of the Chief Financial Officer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Chief Financial Officer that belongs to the Corporation.

ARTICLE 6
CAPITAL STOCK

        Section 6.1    Certificates.    The shares of capital stock of the Corporation shall be represented by a certificate, unless and until the Board of Directors adopts a resolution permitting shares to be uncertificated. Certificates for shares of capital stock of the Corporation shall be signed by, or in the name of the Corporation by, (a) the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President, and (b) the Chief Financial Officer, the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

        Section 6.2    Signature.    Any of or all of the signatures on a certificate may be facsimile or conformed. In case any officer, transfer agent or registrar who has signed or whose facsimile or conformed signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 6.3    Lost Certificates.    The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 6.4    Transfer of Stock.    Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly indorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

        Section 6.5    Record Date.    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for any adjourned meeting.

        Section 6.6    Registered Stockholders.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

ARTICLE 7
GENERAL PROVISIONS

        Section 7.1    Dividends.    The Board of Directors, subject to the applicable provisions, if any, of the Certificate of Incorporation and applicable law, may declare and pay dividends upon the capital stock of the Corporation. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board of Directors shall deem conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

        Section 7.2    Checks.    All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

        Section 7.3    Fiscal Year.    The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

        Section 7.4    Seal.    The Board of Directors may adopt a corporate seal having inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

        Section 7.5    Loans.    The Board of Directors of this Corporation may, without stockholder approval, authorize loans to, or guaranty obligations of, or otherwise assist, including, without limitation, the adoption of employee benefit plans under which loans and guarantees may be made, any officer or other employee of the Corporation or of any of its subsidiaries, including any officer or employee who is a director of the Corporation or any of its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation.

        Section 7.6    Representation of Shares of Other Corporations.    Any officer of the Corporation is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

        Section 7.7    Construction; Definitions.    Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of the Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

        Section 7.8    Provisions Additional to Provisions of Law.    All restrictions, limitations, requirements and other provisions of the Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

        Section 7.9    Provisions Contrary to Provisions of Law.    Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which upon being construed in the manner provided in Section 7.8, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

ARTICLE 8
INDEMNIFICATION

        Section 8.1    Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation.    Subject to Section 8.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the administrative or investigative (other than an action by or in the right of the Corporation)) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director of officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

        Section 8.2    Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.    Subject to Section 8.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 8.3    Authorization of Indemnification.    Any indemnification under this Article 8 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director of officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

        Section 8.4    Good Faith Defined.    For purposes of any determination under Section 8.3, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 8.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 8.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 8.1 or 8.2, as the case may be.

        Section 8.5    Indemnification by a Court.    Notwithstanding any contrary determination in the specific case under Section 8.3, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 8.1 and 8.2. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 8.1 or 8.2, as the case may be. Neither a contrary determination in the specific case under

Section 8.3 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 8.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

        Section 8.6    Expenses Payable in Advance.    Expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article 8.

        Section 8.7    Nonexclusivity of Indemnification and Advancement of Expenses.    The indemnification and advancement of expenses provided by or granted pursuant to this Article 8 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors, applicable law or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 8.1 and 8.2 shall be made to the fullest extent permitted by law. The provisions of this Article 8 shall not be deemed to preclude the indemnification of any person who is not specified in Sections 8.1 or 8.2 but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL or otherwise.

        Section 8.8    Insurance.    The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article 8.

        Section 8.9    Certain Definitions.    For purposes of this Article 8 only, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director of officer of such constituent corporation, or is or was a director of officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article 8 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article 8, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article 8.

        Section 8.10    Survival of Indemnification and Advancement of Expenses.    The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 8 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 8.11    Limitation on Indemnification.    Notwithstanding anything contained in this Article 8 to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

        Section 8.12    Indemnification of Employees and Agents.    The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article 8 to directors and officers of the Corporation.

ARTICLE 9
AMENDMENTS

        Section 9.1    Amendments.    Except as otherwise provided in the Certificate of Incorporation, the Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, by (a) the holders of a majority of the outstanding shares of voting stock of the Corporation or (b) by the Board of Directors at any regular meeting of the stockholders of the Corporation or of the Board of Directors or at any special meeting of the stockholders of the Corporation or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

ENTROPIN, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Higgins D. Bailey and Thomas G. Tachovsky, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of our stock which the undersigned is entitled to vote at our annual meeting of shareholders to be held at Indian Wells Resort Hotel, 76661 Highway 111, Indian Wells, California 92210 on Friday, June 14, 2002 at 9:00 a.m. Pacific Daylight Time, and at any adjournment thereof (i) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in our proxy statement, receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

        THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED IN FAVOR OF ALL PROPOSALS CONTAINED IN THE PROXY STATEMENT.

        A vote FOR the following proposals is recommended by the Board of Directors:

1.	To elect the following nominees as proposed in the proxy statement to serve as Class II directors for a three year term as required by the articles of incorporation
	Wilson S. Benjamin	☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT
Joseph R. Ianelli
Bruce R. Manning
To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's name on the line below:

2.	To ratify the selection of Deloitte & Touche, LLP as independent auditors of the Company for the year ending December 31, 2001;
		☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To approve the agreement and plan of merger, dated as of May 2, 2002, between the Company and Entropin, Inc., a Delaware corporation, which will effect the Company's reincorporation in Delaware;
		☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	To grant the proxies discretionary authority.
		☐ GRANT	☐ WITHHOLD

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW. ☐

          ____________________________________________

          ____________________________________________

          ____________________________________________

        Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

        Do you plan to attend the Annual Meeting on June 14, 2002: ☐ YES    ☐ NO

Date

Signature(s)

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased shareholder should give their title. Please date the Proxy.

QuickLinks

GENERAL
REVOCABILITY OF PROXY
SOLICITATION
VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
RELATED PARTY AND OTHER MATERIAL TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
FINANCIAL STATEMENTS AND INFORMATION
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 3 APPROVAL OF REINCORPORATION IN DELAWARE
COMPARISION OF RIGHTS OF ENTROPIN-CO SHAREHOLDERS AND ENTROPIN-DE STOCKHOLDERS
DESCRIPTION OF ENTROPIN-DE CAPITAL STOCK
SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
AGREEMENT AND PLAN OF MERGER
ARTICLE 1. THE MERGER
ARTICLE 2. EFFECTS ON CAPITAL STOCK
ARTICLE 3. CONDITIONS TO THE MERGER
ARTICLE 4. GENERAL
CERTIFICATE OF INCORPORATION OF ENTROPIN, INC.
ARTICLE 1.
ARTICLE 2.
ARTICLE 3.
ARTICLE 4.
ARTICLE 5.
ARTICLE 6.
ARTICLE 7.
ARTICLE 8.
ARTICLE 9.
BYLAWS OF ENTROPIN, INC.
ARTICLE 1 OFFICES
ARTICLE 2 MEETINGS OF STOCKHOLDERS
ARTICLE 3 DIRECTORS
ARTICLE 4 NOTICES
ARTICLE 5 OFFICERS
ARTICLE 6 CAPITAL STOCK
ARTICLE 7 GENERAL PROVISIONS
ARTICLE 8 INDEMNIFICATION
ARTICLE 9 AMENDMENTS